                                                              EXHIBIT 10.9(5)(a)

                         CHART HOUSE ENTERPRISES, INC.
                        CORPORATE EMPLOYEES 401(k) PLAN






                              Amended and Restated
                             as of January 1, 1996
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                                       TABLE OF CONTENTS
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                                                                            PAGE
ARTICLE I.    PURPOSE....................................................... 1
1.1           Exclusive Benefit............................................. 1
1.2           No Rights of Employment Granted............................... 1
1.3           Effective Date................................................ 1

ARTICLE II.   DEFINITIONS................................................... 2
2.1           Accrued Benefit............................................... 2
2.2           Affiliate..................................................... 2
2.3           Balanced Fund................................................. 2
2.4           Beneficiary................................................... 2
2.5           Committee..................................................... 2
2.6           Company Stock Fund............................................ 2
2.7           Compensation.................................................. 3
2.8           Continuous Service for Vesting................................ 3
2.9           Discretionary Contribution.................................... 3
2.10          Eligible Employee............................................. 4
2.11          Employee...................................................... 4
2.12          Employer...................................................... 4
2.13          Employer Account.............................................. 4
2.14          Employer Stock................................................ 4
2.15          Entry Date.................................................... 4
2.16          ERISA......................................................... 4
2.17          Equity Fund................................................... 4
2.18          Forfeiture.................................................... 4
2.19          Fund.......................................................... 4
2.20          Highly Compensated Employee................................... 5
2.21          Hour of Service............................................... 6
2.22          Income Fund................................................... 7
2.23          IRC or Code................................................... 7
2.24          Leave of Absence.............................................. 7
2.25          Matching Contribution......................................... 7
2.26          Maternity or Paternity Leave.................................. 7
2.27          Money Market Fund............................................. 7
2.28          Non-Highly Compensated Employee............................... 8
2.29          Normal Retirement Date........................................ 8
2.30          One-Year Break in Service for Eligibility..................... 8
2.31          Participant................................................... 8
2.32          Participant Account........................................... 8
2.33          Participant Contributions..................................... 8
2.34          Period of Severance for Vesting............................... 8
2.35          Pillsury Rollover Account..................................... 8
2.36          Pillsbury Thrift Plan......................................... 8
2.37          Plan.......................................................... 8
2.38          Plan Administrator............................................ 8
2.39          Plan Quarter.................................................. 9
2.40          Plan Year..................................................... 9
2.41          Prior Thrift Account.......................................... 9
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                              TABLE OF CONTENTS
                                 (Continued)
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2.42          Prior Thrift Plan.............................................   9
2.43          Prior Thrift Plan Employee Contributions......................   9
2.44          Prior Thrift Plan Employer Contributions......................   9
2.45          Retirement....................................................   9
2.46          Rollover Account..............................................   9
2.47          Termination Date..............................................   9
2.48          Total and Permanent Disability................................   9
2.49          Trust Agreement...............................................   9
2.50          Trust Fund....................................................  10
2.51          Trustee.......................................................  10
2.52          Valuation Date................................................  10
2.53          Year of Service for Eligibility...............................  10
2.54          Adjusted Consolidated Pre-Tax Income..........................  10

ARTICLE III.  DUTIES AND RESPONSIBILITIES OF THE PLAN ADMINISTRATOR.........  11
3.1           Administrator.................................................  11
3.2           No Discrimination.............................................  11
3.3           Powers........................................................  11
3.4           Plan Summary and Information..................................  12
3.5           Qualified Domestic Relations Orders...........................  12
3.6           Record of Proceedings.........................................  12
3.7           Information to Participants...................................  12
3.8           Compensation of Plan Administrator............................  12
3.9           Review of Participant Claims..................................  12
3.10          Expenses of Plan..............................................  13

ARTICLE IV.   PARTICIPATION.................................................  14
4.1           Eligibility...................................................  14
4.2           Participant Contributions.....................................  14
4.3           Participation after Rehire....................................  14
4.4           Limitations on Participant Contributions......................  15
4.5           Other Participant Contributions...............................  17
4.6           Maximum Participant Contributions.............................  17
4.7           Distribution of Excess Participant Contributions..............  17
4.8           Rollover Contributions and Plan to Plan Transfers.............  17

ARTICLE V.    EMPLOYER CONTRIBUTIONS........................................  19
5.1           Matching Contribution.........................................  19
5.2           Discretionary Contribution....................................  19
5.3           Limitations on Employer Matching Contributions................  19
5.4           Permissible Types of Employer Contributions...................  22
5.5           Time of Payment of Contributions..............................  22
5.6           Distribution of Excess Aggregate Matching Contributions.......  22

ARTICLE VI.   ADMINISTRATION OF ACCOUNTS....................................  23
6.1           Allocation of Contributions to Accounts.......................  23
6.2           Allocation of Forfeitures.....................................  23
6.3           Investment of Participant Accounts............................  24
6.4           Investment of Employer Accounts...............................  24
6.5           Investment of Rollover Accounts...............................  24
6.6           Investment by Trustee and Reasonable Rules....................  24
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                               TABLE OF CONTENTS
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6.7           Evaluation of Assets and Allocation of Changes..................  25
6.8           Limitation on Allocations to Each Participant...................  25
6.9           IRC Section 415 Definition of Compensation......................  26
6.10          Combination Defined Benefit and Defined Contribution Plan
              Limitations.....................................................  27
6.11          Designation of Beneficiary......................................  27

ARTICLE VII.  VESTING.........................................................  28
7.1           Participant Account 100% Vested.................................  28
7.2           Employer Account Vesting on Death, Retirement or Total and
              Permanent Disability............................................  28
7.3           Employer Account Vesting on Termination.........................  28
7.4           Vesting on Rehire...............................................  28

ARTICLE VIII. DISTRIBUTION OF BENEFITS........................................  30
8.1           Distribution of Accounts........................................  30
8.2           Distribution Upon Retirement or Total and Permanent
              Disability......................................................  30
8.3           Distribution Upon Death Prior to Retirement.....................  30
8.4           Distribution Upon Death After Retirement or Total and
              Permanent Disability............................................  30
8.5           Distribution Upon Other Events..................................  30
8.6           Partial Distribution............................................  31
8.7           Time for Distribution of Accounts...............................  31
8.8           Loans and Withdrawals...........................................  31
8.9           Direct Rollover.................................................  32
8.10          Buyback.........................................................  33
8.11          Inability to Locate Participant or Beneficiary..................  34
8.12          Distribution to Minor or Incompetent............................  34
8.13          Deferred Payment of Accrued Benefit.............................  34

ARTICLE IX.   TOP-HEAVY PLAN RESTRICTIONS.....................................  35
9.1           Definitions.....................................................  35
9.2           Top-Heavy Plan..................................................  35
9.3           Restrictions....................................................  36
9.4           Plan Aggregations...............................................  37

ARTICLE X.    AMENDMENT AND TERMINATION.......................................  39
10.1          Right to Suspend or Terminate Plan..............................  39
10.2          Successor Corporation...........................................  39
10.3          Amendment.......................................................  39
10.4          Full Vesting on Termination of Plan.............................  39
10.5          Plan Merger or Consolidation....................................  39

ARTICLE XI.   MISCELLANEOUS...................................................  40
11.1          Laws of California to Apply.....................................  40
11.2          Nonalienation of Benefits.......................................  40
11.3          Right to Perform Alternative Acts...............................  40
11.4          Nonqualification of Plan........................................  40
11.5          Agent for Service of Process....................................  40
11.6          Filing Tax Returns and Reports..................................  41
11.7          Indemnification.................................................  41
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                               TABLE OF CONTENTS
                                  (Continued)
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11.8          Number and Gender...............................................  41

APPENDIX A    PRIOR THRIFT PLAN TERMS EFFECTIVE BEFORE JANUARY 1, 1988........  42
              Definitions.....................................................  42
              Employee Contribution...........................................  42
              Employer Contribution...........................................  42
              Statutory Limitations on Additions..............................  42
              Safe Harbor Rule................................................  44
              Investment of Prior Thrift Account..............................  44
              Vesting of Employee Contributions...............................  44
              Vesting of Employer Contributions...............................  44
              Total Withdrawals from Prior Thrift Plan Contributions..........  45
              Partial Withdrawals from Prior Thrift Plan Contributions........  45
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                               TABLE OF CONTENTS
                                  (Continued)


                         CHART HOUSE ENTERPRISES, INC.
                        CORPORATE EMPLOYEES 401(k) PLAN

   The Chart House Enterprises, Inc. Corporate Employees 401(k) Plan is amended and restated by Chart House Enterprises, Inc., a Delaware corporation having its corporate headquarters located at Solana Beach, California, herein called "Employer."

   The 401(k) Plan was formerly known as The Chart House Thrift Plan
(adopted January 1, 1986), the Pacific Ocean Enterprises Inc. Thrift Plan, and the Chart House Enterprises, Inc. Thrift Plan (effective January 1, 1987).

   Effective January 1, 1988, the Plan became known as the Chart House Enterprises, Inc. 401(k) Plan.

   Effective January 1, 1989, the Plan was amended and restated to comply with the requirements of the Tax Reform Act of 1986 and subsequent legislation, except as otherwise specifically noted.

   Effective January 1, 1992, the matching contribution provisions of the Plan were amended to provide for a Basic Matching Contribution and a Supplemental Matching Contribution.

   Effective July 1, 1992, the plan was amended to change the provisions governing investment of participant accounts and evaluation of assets and allocating changes to the accounts.

   WHEREAS, the Employer desires to maintain a "qualified cash or deferred arrangement" pursuant to Internal Revenue Code Section 401(k), both to permit its eligible Employees to accumulate funds toward their retirement on a favorable tax basis and to provide incentives to encourage Employee savings;

   THEREFORE, effective January 1, 1996, the Plan is amended, restated and shall be known as the Chart House Enterprises, Inc. Corporate Employees 401(k) Plan.

                               ARTICLE I. PURPOSE


  1.1   Exclusive Benefit.  This Plan has been executed for the exclusive
        -----------------
benefit of the Participants hereunder and their Beneficiaries. This Plan shall be interpreted in a manner consistent with this intent and with the intention of the Employer that this Plan satisfy Internal Revenue Code Section 401(a) and
Section 501(a). Under no circumstances shall the Trust Fund ever revert to or be used or enjoyed by the Employer, until all obligations to the Participants and Beneficiaries under the Plan have been met.

  1.2   No Rights of Employment Granted.  The establishment of this Plan shall
        -------------------------------
not be considered as giving any Employee the right to be retained in the service of the Employer.

  1.3   Effective Date. This Plan is amended and restated to be generally
        --------------
effective as of January 1, 1989, except where otherwise specifically noted.

                            ARTICLE II. DEFINITIONS


  2.1   Accrued Benefit.  The "Accrued Benefit" is the aggregate amount credited
        ---------------
to the Employer Account, the Participant Account and the Rollover Account of a Participant. Accrued Benefit also includes a Participant's Prior Thrift Account (if any) as determined in Appendix A.

  2.2   Affiliate.  "Affiliate" means any corporation which is included within a
        ---------
"controlled group of corporations" (within which the Employer is also included) as defined in IRC Section 1563(a), determined without regard to IRC Section 1563(a)(4) and (e)(3)(c), except that with respect to the limitation on benefits set forth in Article VI, the phrase "more than 50%" shall be substituted for the phrase "at least 80%" wherever it appears in IRC Section 1563(a)(1). For purposes of this Section, an unincorporated trade or business shall be deemed a corporation. Chart House, Inc. and Paradise Bakery, Inc. are specifically recognized as Affiliates for purposes of this Plan.

  2.3   Balanced Fund.  The "Balanced Fund" means the investment fund designated
        -------------
by the Plan Administrator for the investment of amounts held in the Trust Fund, which a Participant directs to be so invested, which fund seeks to achieve its investment objectives through investment in both common stock and higher quality fixed-income securities (preferred stock and debt securities), as well as convertible securities and high quality money market securities, with a relatively equal emphasis on current income and capital appreciation.

  2.4   Beneficiary.  A "Beneficiary" is any person, estate or trust who by
        -----------
operation of law, or under the terms of the Plan, or otherwise, is entitled to receive any Accrued Benefit vested for a Participant under the Plan. A Participant has the right to designate a Beneficiary to whom any death benefits pursuant to Sections 8.3 or 8.4 are to be paid. A married Participant's Beneficiary must be his spouse unless the spouse's written consent is obtained. Any such consent must be either witnessed by a plan representative or notarized.

  If no spouse or designated Beneficiary exists at the time of a Participant's death, benefits will be paid pursuant to Sections 6.9 and 8.11.

  A Participant may revoke a Beneficiary designation and designate another Beneficiary at any time upon completion of a proper form and delivering the same to the Plan Administrator. Such a substitute may require a witnessed spousal consent if the Participant is married.

  2.5   Committee.  "Committee" is the administrative committee designated or
        ---------
appointed by the Plan Administrator to administer and interpret the Plan pursuant to Article III herein.

  2.6   Company Stock Fund.  The "Company Stock Fund" means the investment fund
        ------------------
designated by the Plan Administrator for the investment of amounts held in the Trust Fund which the Employer contributes as a Matching Contribution or which a Participant directs to be so invested which fund is invested in Employer Stock. Investments in the

Company Stock Fund other than Matching Contributions shall not be permitted until the date upon which a registration statement on Form S-8 (or other form designated by the Securities and Exchange Commission) relating to the Employer Stock offered to Participants pursuant to this Plan has been declared effective.

  2.7   Compensation.  "Compensation" is the regular basic cash remuneration
        ------------
paid by the Employer to an Employee for personal services actually rendered in the course of employment with the Employer maintaining the Plan and actually paid or includible in gross income for income tax purposes during the Plan Year (including a Participant's contributions to this Plan and any cafeteria plan maintained pursuant to IRC Section 125 made by salary reduction, except for purposes of IRC Sections 404 and 415), but excluding the following:

        a. Allowances for moving expenses, automobile expenses or other similar expenses;

        b. Employer contributions to a plan of deferred compensation (other than a Participant's salary reduction contribution to this Plan) which are not included in the Employee's gross income for the taxable year in which contributed, Employer contributions under a simplified employees' pension plan to the extent such contributions are deductible by the Employee, or any distribution from a plan of deferred compensation;

        c. Amounts received from the exercise of a non-qualified stock option, or amounts includible in income when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; and

        d. Amounts realized from the sale or exchange, or other disposition of stock acquired under a qualified or incentive stock option.

        Prior to July 1, 1990, Compensation excludes overtime pay, bonuses, special pay, or commissions.

        Beginning on and after January 1, 1989, Compensation for any Plan Year taken into account under the Plan shall not exceed $200,000, adjusted for increases in the cost-of-living as provided in IRC Section 415(d).

        Beginning on and after January 1, 1994, Compensation for any Plan Year taken into account under the Plan shall not exceed $150,000, adjusted for increases in the cost-of-living as provided in IRC Section 415(d).

  2.8   Continuous Service for Vesting.  "Continuous Service for Vesting" means
        ------------------------------
the completed full years of service (twelve month periods measured from the Employee's date of hire) and fractional years in excess of full years calculated to the nearest 1/12. Service with the Employer or an Affiliate prior to the effective date of this Plan restatement shall be counted.

  2.9   Discretionary Contribution.  "Discretionary Contribution" means the
        --------------------------
contribution made by the Employer as set forth in Section 5.2. Discretionary Contributions will be credited to the Employer Account of an eligible Participant; however, if the Plan Administrator deems the contribution to be a "qualified matching contribution" or a "qualified non-elective contribution" as permitted under
Section 5.2, it will be credited to the Participant Account.

  2.10  Eligible Employee. An "Eligible Employee" is an Employee who has
        -----------------
satisfied the requirements for eligibility of Section 4.1, who is not an Employee within the meaning of IRC Section 414(n)(2) and who has reached his Entry Date.

  2.11  Employee.  An "Employee" is an individual who is employed by the
        --------
Employer or who is on a Leave of Absence and shall include leased employees within the meaning of IRC Section 414(n)(2). Notwithstanding the foregoing, if such leased employees constitute less than twenty percent (20%) of the Employer's non-highly compensated workforce within the meaning of IRC Section 414(n)(1)(c)(ii), the term "Employee" shall not include those leased employees
                                            ---
covered by a plan described in IRC Section 414(n)(5) unless otherwise provided by the terms of this Plan.

  2.12  Employer.  "Employer" means Chart House Enterprises, Inc. and any
        --------
successor thereto. "Employer" also includes those companies defined as an Affiliate in Section 2.2 that are participating in the Plan.

  2.13  Employer Account.  The "Employer Account" is the separate account
        ----------------
maintained for each Participant to which all Employer contributions shall be allocated together with all earnings and losses on those contributions. The Employer Account includes Matching Contributions and Prior Thrift Plan Employer Contributions.

  2.14  Employer Stock.  "Employer Stock" means Chart House Enterprises, Inc.
        --------------
Common Stock.

  2.15  Entry Date.  "Entry Date" means any January 1 or July 1.
        ----------

  2.16  ERISA.  "ERISA" refers to the Employee Retirement Income Security Act of
        -----
1974, as amended.

  2.17  Equity Fund.  The "Equity Fund" means the investment fund designated by
        -----------
the Plan Administrator for the investment of amounts held in the Trust Fund which a Participant directs to be so invested, which fund seeks to achieve its investment objectives through investment primarily in equity securities, including but not limited to common stock, preferred stock and convertible securities, with a primary emphasis on capital appreciation.

  2.18  Forfeiture.  "Forfeiture" refers to the amount of non-vested Accrued
        ----------
Benefits in a terminated Participant's Employer Account. Forfeiture shall also include any "unjustified" Matching Contributions attributable to the return of excess Participant Contributions on which the match was based, nonvested excess aggregate contributions and nonvested Matching Contributions reduced to satisfy the multiple use limitation as described in Sections 4.7 and 5.6.

  2.19  Fund.  "Fund" means any of the investment funds designated by the Plan
        ----
Administrator and offered by this Plan to the Participants for the investment of amounts in the Trust Fund, including the Balanced Fund, the Company Stock Fund, the Equity Fund, the Income Fund, the Money Market Fund and any other investment fund designated by the Plan Administrator.

  2.20  Highly Compensated Employee.  "Highly Compensated Employee" means an
        ---------------------------
Employee who performs service during the determination year and is described in one or more of the following groups:

        a. An Employee who is a 5% owner, as defined in IRC Section 416(i)(1)(A)(iii), at any time during the determination year or the look-back year.

        b. An Employee who receives Compensation in excess of $75,000 (indexed in accordance with IRC Section 415(d)) during the look-back year.

        c. An Employee who receives Compensation in excess of $50,000 (indexed in accordance with IRC Section 415(d)) during the look-back year and is a member of the top-paid group for the look-back year.

        d. An Employee who is an officer, within the meaning of IRC Section 416(i) during the look-back year and who receives Compensation in the look-back year greater than 50% of the dollar limitation in effect under IRC Section 415(b)(1)(A) for the calendar year in which the look-back year begins.

        e. An Employee who is both (i) described in paragraph b, c, or d above when these paragraphs are modified to substitute the determination year for the look-back year and one of the 100 Employees who receive the most Compensation from the Employer during the determination year.

  For purposes of this section the following also apply:

        f. The determination year is the Plan Year for which the determination of who is a Highly Compensated Employee is being made.

        g. The look-back year is the 12-month period immediately preceding the determination year, or if the Employer elects, the calendar year ending within the determination year.

        h. The top-paid group consists of the top 20% of Employees ranked on the basis of Compensation received during the year. For purposes of determining the number of Employees in the top-paid group, Employees described in IRC Section 414(q)(8) and Q&A 9(b) of Treasury Regulation Section 1.414(q)-1T are excluded.

        i. The number of officers is limited to 50 (or if lesser, the greater of 3 Employees or 10% of Employees) excluding those Employees who may be excluded in determining the top-paid group.

        j. When no officer has Compensation in excess of 50% of the IRC Section 415(b)(1)(A) limit, the highest paid officer is treated as highly compensated.

        k. Compensation is compensation within the meaning of IRC Section 415(c)(3) including elective or salary reduction contributions to a cafeteria plan, cash or deferred arrangement, or tax sheltered annuity.

        l. Employers aggregated under IRC Section 414(b), (c), (m), or (o) are treated as a single Employer.

  2.21  Hour of Service.  "Hour of Service" is each hour for which:
        ---------------

        a. an Employee is paid, directly or indirectly, or entitled to payment, for the performance of duties for his Employer during the applicable computation period;

        b. an Employee is paid, directly or indirectly, or entitled to payment, by his Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including Total and Permanent Disability), layoff, jury duty, military duty, or Leave of Absence, except that:

            (i) no more than 501 hours shall be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period); and

           (ii) no credit shall be given for any hour attributable, directly or indirectly, to a payment made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation, or disability insurance laws, or to reimburse an Employee for medical or medically-related expenses incurred by the Employee; and

        c. an Employee receives back pay, irrespective of mitigation of damages, under an award or an agreement with his Employer. No hour shall be credited under both this subsection (c) and under subsection (a) or subsection (b), as the case may be. In addition, hours credited under subsection (b) shall be subject to the limitation set forth in that subsection.

        The special rules provided in United States Department of Labor Regulations Section 2530.200b-2(b) and (c) shall be used to determine the number of hours to be credited for periods during which no duties are performed and for back pay awards, and the computation periods to which they are to be credited under subsection (b) and (c). For the purpose of this section, "computation period" shall be the periods beginning on an Employee's date of employment and annual anniversaries thereof.

        A salaried Employee exempt under the Fair Labor Standards Act shall be credited with Hours of Service based upon a customary period of work of 95 hours for each bi-weekly pay period or portion thereof.

  2.22  Income Fund.  The "Income Fund" means the investment fund designated by
        -----------
the Plan Administrator for the investment of amounts held in the Trust Fund, which a Participant directs to be so invested, which fund seeks to achieve its investment objectives through investment primarily higher quality debt securities, including but not limited to securities issued or guaranteed by the United States, its agencies and instrumentalities, corporate debt obligations, bank certificates of deposit, mortgage securities and other evidences of indebtedness, with a primary emphasis on current income.

  2.23  IRC or Code.  "IRC" or "Code" refers to the Internal Revenue Code of
        -----------
1986, as amended.

  2.24  Leave of Absence.  A "Leave of Absence" is a period approved in
        ----------------
accordance with current Employer policies and procedures during which the Participant is absent without Compensation and for which the Plan Administrator in its sole discretion, has determined him to be on a "Leave of Absence" instead of having terminated his employment. (However, such discretion of the Plan Administrator shall be exercised in a non-discriminatory manner.) In all events, a Leave of Absence by reason of service in the armed forces of the United States shall end no later than the time at which a Participant's re-employment rights as a member of the armed forces are protected by law and a Leave of Absence for any other reason shall end after twelve months, except that if the Participant resumes employment with the Employer prior thereto, the Leave of Absence shall end on such date of resumption of employment. The date on which the Leave of Absence began shall be deemed the Termination Date if the Participant does not resume employment with the Employer.

  2.25  Matching Contribution.  "Matching Contribution" means the contribution
        ---------------------
made by the Employer as set forth in Section 5.1. "Basic Matching Contribution" and "Supplemental Matching Contribution" have the meanings as set forth in
Section 5.1.

  2.26  Maternity or Paternity Leave.  "Maternity or Paternity Leave" means for
        ----------------------------
the purpose of determining a One Year Break in Service for Eligibility and whether a Period of Severance for Vesting has occurred, and not withstanding any provisions of the Plan to the contrary, that an Employee on a maternity or paternity leave of absence (as defined below), commencing on or after January 1, 1985, shall be credited with sufficient service for the first computation period in which a One Year Break in Service for Eligibility or a Period of Severance for Vesting would have occurred, but for the provisions of this section 2.25, so that a One Year Break in Service for Eligibility or a Period of Severance for Vesting shall not occur during such computation period. A "maternity or paternity leave" means an Employee's absence from work because of the pregnancy of the Employee or birth of a child of the Employee, the placement of a child with the Employee in connection with the adoption of a child by the Employee, or for purposes of caring for the child immediately following a birth or placement. The Committee may require the Employee to furnish such information as the Committee considers necessary to establish that the Employee's absence was for one of the reasons specified above.

  2.27  Money Market Fund.  The "Money Market Fund" means the investment fund
        -----------------
designated by the Plan Administrator for the investment of amounts held in the Trust Fund which a Participant directs to be so invested, which fund seeks to achieve its investment objectives primarily through investment in short-term debt securities, including United

States government and agency obligations, corporate obligations, and bank certificates of deposit.

  2.28  Non-Highly Compensated Employee.  "Non-Highly Compensated Employee"
        -------------------------------
shall mean an Employee who is neither a Highly Compensated Employee or a Family Member [as defined in Section 4.4(b)(iv)].

  2.29  Normal Retirement Date.  The "Normal Retirement Date" is the date a
        ----------------------
Participant attains age 55.

  2.30  One-Year Break in Service for Eligibility.  A "One Year Break in Service
        -----------------------------------------
for Eligibility" means a twelve month period based on an Employee's date of employment and annual anniversaries thereof, in which the Employee has not completed more than 500 Hours of Service. A computation period during which an Employee is absent due to a Leave of Absence or temporary layoff or military service and for which he has not been credited with more than 500 Hours of Service, will not constitute a One Year Break in Service for Eligibility.

  2.31  Participant.  A "Participant" means every Employee or former Employee
        -----------
who has met the applicable participation requirements of Article IV and who maintains a balance in any account under the Plan or the Prior Thrift Plan.

  2.32  Participant Account.  The "Participant Account" of a Participant is the
        -------------------
account to which all contributions by the Participant shall be allocated, together with all earnings and losses on those contributions. The Participant Account includes Participant contributions and Prior Thrift Plan Employee Contributions.

  2.33  Participant Contributions.  "Participant Contributions" are the
        -------------------------
contributions made by a Participant on a pre-tax basis pursuant to Section 4.2(a), which are directed to his Participant Account.

  2.34  Period of Severance for Vesting.  A "Period of Severance for Vesting"
        -------------------------------
means the period which shall occur if an Employee does not complete one (1) Hour of Service in the twelve consecutive month period commencing with the Termination Date.

  2.35  Pillsbury Rollover Account.  "Pillsbury Rollover Account" refers to the
        --------------------------
Rollover Account established on behalf of a Participant on January 1, 1986 to hold the proceeds of his account from the Pillsbury Thrift Plan.

  2.36  Pillsbury Thrift Plan.  "Pillsbury Thrift Plan" means the plan in
        ---------------------
existence prior to January 1, 1986 with the predecessor of the Employer.

  2.37  Plan.  Beginning January 1, 1996, "Plan" refers to the Chart House
        ----
Enterprises, Inc. Corporate Employees 401(k) Plan. Between January 1, 1988, and December 31, 1995, "Plan" refers to the Chart House Enterprises, Inc. 401(k) Plan.

  2.38  Plan Administrator.  The "Plan Administrator" is Chart House
        ------------------
Enterprises, Inc.

  2.39  Plan Quarter.  A "Plan Quarter" is any three month period in a Plan Year
        ------------
that commences on January 1, April 1, July 1 or October 1.

  2.40  Plan Year.  A "Plan Year" is the period from January 1 to December 31,
        ---------
annually.

  2.41  Prior Thrift Account.  "Prior Thrift Account" means the Participant's
        --------------------
account balances (if any) from all contributions made to the Prior Thrift Plan.

  2.42  Prior Thrift Plan.  "Prior Thrift Plan" means the Employer's thrift plan
        -----------------
in existence from January 1, 1986 to December 31, 1987, the relevant terms of which are set forth in Appendix A to this Plan.

  2.43  Prior Thrift Plan Employee Contributions.  "Prior Thrift Plan Employee
        ----------------------------------------
Contributions" means the Contributions made by a Participant on or before December 31, 1987 to the Prior Thrift Plan together with all earnings and losses on such contributions as described in Appendix A to this Plan.

  2.44  Prior Thrift Plan Employer Contributions.  "Prior Thrift Plan Employer
        ----------------------------------------
Contributions" means the Employer's contributions to the Prior Thrift Plan together with all earnings and losses on such contributions allocable to a Participant and made on account of a Participant's Prior Thrift Plan Employee Contributions as described in Appendix A to this Plan.

  2.45  Retirement.  "Retirement" refers to the termination of employment of an
        ----------
Employee who has attained his Normal Retirement Date. The Employee may work beyond Normal Retirement Date, and continue to contribute to the Plan, in which case Employer contributions shall continue to be allocated to the Employer Account of the Employee.

  2.46  Rollover Account.  The "Rollover Account" of a Participant is the
        ----------------
account to which the Participant's rollover contributions to the Plan made pursuant to Section 4.8 shall be allocated, together with all earnings and losses on those contributions. The Rollover Account also includes the Participant's Pillsbury Rollover Account.

  2.47  Termination Date.  The "Termination Date" is the date on which the
        ----------------
earliest of the following events occurs: (a) a Participant's Retirement, (b) a Participant's termination of employment as a result of Total and Permanent Disability, (c) a Participant's death, or (d) a Participant's termination of employment for any other reason.

  2.48  Total and Permanent Disability.  "Total and Permanent Disability" refers
        ------------------------------
to a Participant suffering from a physical or mental condition which in the sole discretion of the Plan Administrator, based upon appropriate medical reports and examinations, may be expected to result in death or be of long and indefinite duration and which renders the Participant incapable of performing the duties as defined in the Chart House Enterprises Inc. Long-Term Disability Benefits Plan.

  2.49  Trust Agreement.  The "Trust Agreement" means the agreement reached
        ---------------
between the Employer and the Trustee for the administration of the Trust Fund.

  2.50  Trust Fund.  The "Trust Fund" consists of the aggregate amount of all
        ----------
Participants' Employer Accounts, Participant Accounts and Rollover Accounts, including the Prior Thrift Accounts held by the Plan and any earnings or losses thereon.

  2.51  Trustee.  The "Trustee" means the Trustee as defined in the Trust
        -------
Agreement.

  2.52  Valuation Date.  Prior to April 1, 1989, "Valuation Date" means the last
        --------------
date of each month on which the New York Stock Exchange is open for trading. Effective April 1, 1989, "Valuation Date" means the last date of each calendar quarter on which the New York Stock Exchange is open for trading.

  2.53  Year of Service for Eligibility.  A "Year of Service for Eligibility" is
        -------------------------------
a twelve-month period during which the Employee had not less than 1,000 Hours of Service. The computation period begins with the Employee's date of hire and continues with each anniversary thereof. Hours of Service with the Employer prior to the effective date of this Plan restatement shall be counted if the Employee was employed on such effective date.

  2.54  Adjusted Consolidated Pre-Tax Income.  The "Adjusted Consolidated Pre-
        ------------------------------------
Tax Income" of Employer for any Plan Year or period means the consolidated net income of Chart House Enterprises, Inc. and subsidiaries for that period as determined in accordance with generally accepted accounting principles, adjusted by adding back the following expense items: (a) federal and state income taxes;
(b) interest expense; (c) depreciation and amortization related to the step-up in asset values made in connection with the purchase of Chart House, Inc. from Pillsbury Company; and (d) the amounts required by Statement of Financial Accounting Standards No. 13 to be reflected as interest expense, depreciation and rent expense related to long-term capital leases. The determination of Adjusted Consolidated Pre-Tax Income shall be made by Employer within 45 days following the end of each calendar quarter.

                    ARTICLE III. DUTIES AND RESPONSIBILITIES
                           OF THE PLAN ADMINISTRATOR


  3.1   Administrator.  This Plan shall be administered by the Plan
        -------------
Administrator subject to the right of the Plan Administrator to delegate administration of the Plan to the Committee.

  3.2   No Discrimination.  The Plan Administrator shall not take any action or
        -----------------
direct the Trustee to take any action that would result in benefiting one Participant or group of Participants at the expense of another, or discriminating between Participants similarly situated, or applying different rules to substantially similar sets of facts.

  3.3   Powers.  Except as otherwise provided in the Plan, the Plan
        ------
Administrator shall have control of the administration of the Plan, with all powers necessary to enable it to carry out its duties in that respect. Not in limitation, but in amplification of the foregoing, the Plan Administrator shall have power to interpret or construe the Plan and to determine all questions that may arise hereunder as to the status and rights of Participants and others hereunder. The Plan Administrator shall have the right, exercisable at any time by delivery to the Trustee of an instrument in writing, to instruct or direct the Trustee with respect to the investment of the Trust Fund. The Plan Administrator may inspect the records of the Employer whenever such inspection may be reasonably necessary in order to determine any fact pertinent to the performance of the duties of the Plan Administrator. The Plan Administrator, however, shall not be required to make such inspection, but may, in good faith, rely on any statement of the Employer or any of its officers or employees. The Plan Administrator shall have the power to retain agents and assistants, legal counsel (including legal counsel to the Employer) and clerical, medical, accounting, actuarial and investment services as required to carry out its duties.

        The Plan Administrator may appoint a Committee of not less than three persons to act on its behalf as the administrator and as the named fiduciary under ERISA. Any member of the Committee may resign upon giving written notice to the Secretary of the Employer. Each appointee shall hold office at the pleasure of the Board of Directors. Members of the Board of Directors of the Employer may be appointed members of the Committee. Vacancies arising in the Committee from death, resignation, removal or otherwise, shall be filled by the Plan Administrator, but the Committee may act notwithstanding the existence of vacancies so long as there is at least one member of the Committee.

        In the event that the Plan Administrator shall appoint a Committee, voting rights with respect to shares of Employer Stock may be exercised by the Committee. The Committee shall have the power and authority to vote or direct the Trustee on voting the shares of Employer Stock held in the Trust Fund.

        At any time the Board of Directors of the Employer may adopt a resolution removing any member of the Committee or abolishing the Committee with or without cause and assigning all of the duties of the Committee to the Trustee; such resolution shall be effective as soon as it is communicated in writing to both the Committee and Trustee, or at any such subsequent effective date as is provided in the resolution. Whenever such a resolution is effective as to the Plan, the term "Trustee" shall be deemed to replace the term "Committee". Such a resolution may be rescinded by the Board of Directors and shall be effective as soon as it is communicated in writing to the Trustee, or shall be effective as such later date as is provided in the resolution .

  3.4   Plan Summary and Information.  The Plan Administrator shall furnish, or
        ----------------------------
shall see that the Employer furnishes, a summary of this Plan to all Employees, as required by applicable Federal law. The Plan Administrator shall notify each Employee who becomes eligible to participate.

  3.5   Qualified Domestic Relations Orders.  The Plan Administrator shall
        -----------------------------------
establish reasonable written procedures to determine the qualified status of domestic relations orders and to administer distributions under such orders.
The Plan Administrator shall follow the procedures and requirements set forth in IRC Section 414(p) and regulations thereunder in determining the qualified status of a domestic relations order, and in administering the Plan with respect to any such order.

  3.6   Record of Proceedings.  The Plan Administrator shall keep a complete
        ---------------------
record of all its proceedings and all data necessary for the administration of the Plan.

  3.7   Information to Participants.  The Plan Administrator shall direct the
        ---------------------------
maintenance of the separate accounts of the Participants. It shall give each Participant, at least once every year, information as to the balance of his Employer Account, Participant Account, and Rollover Account (if any).

  3.8   Compensation of Plan Administrator.  The Plan Administrator shall serve
        ----------------------------------
without compensation from the Plan for services rendered so long as the Plan Administrator is the Employer or Employees of the Employer. In the event the Employer designates an independent Plan Administrator, the Plan Administrator may be compensated for such services. The Plan Administrator shall be reimbursed by the Employer for all necessary expenses incurred in the discharge of duties so long as the Plan Administrator is the Employer or Employees of the Employer. In the event the Employer designates an independent Plan Administrator, the Plan Administrator may be reimbursed for such expenses. If the Employer advises the Plan Administrator in writing of its determination to make no further contributions to the Plan, the expenses of the Plan Administrator may thereafter be charged against and paid out of the Trust Fund.

  3.9   Review of Participant Claims.  In case the claim of any Participant or
        ----------------------------
Beneficiary for benefits under the Plan is denied, the Plan Administrator shall provide adequate notice in writing to such claimant, setting forth the specific reasons for such denial and shall state the provisions of the Plan upon which the denial is based. If more information is necessary to determine the nature or amount of benefits which may be due, the Plan Administrator shall notify the claimant of the additional information which is necessary to perfect the claim and shall further inform the claimant why this information is necessary. The notice shall be written in a manner calculated to be understood by the claimant and shall include a description of the Plan's claims procedure.

        The Plan Administrator shall afford a Participant or Beneficiary whose claim for benefit has been denied 60 days from the date notice of such denial is delivered or mailed in which to appeal the decision in writing to the Plan Administrator. The claimant may review pertinent documents or submit comments in writing to the Plan Administrator. If the Participant or Beneficiary appeals the decision in writing within 60 days, the Plan Administrator shall review the written comments and submissions of the Participant or Beneficiary and render its decision regarding the appeal, all within 60 days of such appeal unless special circumstances require an extension of time for processing the claim. If such an extension is required for processing the claim, written notice of the extension shall be furnished to the Participant or Beneficiary prior to the termination of the 60 day period. In no event shall such extension exceed a period of 120 days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan expects to render a final decision.

  3.10  Expenses of Plan.  All fees of the Trustee, expenses of the Trust Fund,
        ----------------
and any other expenses incurred in the administration of the Plan and distribution of benefits under the Plan shall be borne by the Plan to the extent not paid by the Employer. As a specific exception to the above, a Participant, pursuant to Section 8.8, shall be charged a $50 administrative fee for each withdrawal from his Prior Thrift Account approved by the Plan Administrator or the Committee.

                           ARTICLE IV. PARTICIPATION


  4.1   Eligibility.  Each Employee who is in a job title classification from
        -----------
A01 through E60, attains age 21 and completes One Year of Service for Eligibility and who is not a "leased employee" within the meaning of IRC Section 414(n)(2), will be eligible to participate in the Plan on the Entry Date which first occurs on or after such completion, provided that he is an Employee at such date. An Eligible Employee shall join the Plan and become a Participant on the first Entry Date on which he is eligible and has submitted to the Committee with 30 days prior written notice an agreement to make Participant Contributions on the form supplied by the Committee.

  Notwithstanding the preceding paragraph of this Section 4.1, an individual shall not be eligible to participate in the Plan during any time period for which he is included in a unit of Employees covered by a collective bargaining agreement between Employee representatives and one or more Employers, if there is evidence that retirement benefits were the subject of good faith bargaining between such Employee representatives and the Employer, unless the collective bargaining agreement specifically provides for coverage of such individual under the Plan.

  4.2  Participant Contributions
       -------------------------

        a. Pre-Tax Contributions.  In order to join the Plan, an Eligible
           ---------------------
           Employee shall agree to make pre-tax contributions by payroll deduction. The Participant shall designate, on a form provided by the Committee, an amount equal to 1%, 2%, 3%, 4%, 5%, 6%, 7%, 8%, 9%, or 10% of his Compensation to be directed to his Participant Account. The Plan Administrator may limit Participant Contributions as set forth in Sections 4.4 and 4.6.

        b. Change in Percentage.  A Participant may change the percentage of his
           --------------------
           Participant Contributions effective on any January 1 or July 1 by giving the Committee at least 30 days' prior written notice.

        c. Discontinuance of Contributions.  A Participant may discontinue his
           -------------------------------
           Participant Contributions effective for the first payroll period after giving the Committee at least 30 days' prior written notice. If contributions are discontinued altogether by the Participant, the Participant may not resume contributing to the Plan until the subsequent January 1 or July 1.

        d. Investment of Contributions.  A Participant shall elect to have his
           ---------------------------
           Participant Contributions invested as set forth in Article VI.

  4.3   Participation after Rehire.  If a Participant who is partially or fully
        --------------------------
vested terminates his employment with the Employer, and is later rehired before incurring a One Year Break in Service for Eligibility, he is eligible to rejoin the Plan immediately. If the Participant is rehired after incurring a One Year Break in Service for Eligibility, he will be eligible to participate again at the next Entry Date following rehire.

        If an Employee terminates employment before becoming eligible to join the Plan, and is later rehired before a One Year Break in Service for Eligibility, he will be eligible to join the Plan on the first Entry Date following the completion of One Year of Service for Eligibility counting service prior to his rehire date. If rehired after incurring a One Year Break in Service for Eligibility, he will be treated as a new Employee.

  4.4   Limitations on Participant Contributions.  The pre-tax contribution
        ----------------------------------------
percentage of Participants shall meet the requirements of (i) or (ii) of subsection (a) below:

        a. Average Actual Deferral Percentage.
           ----------------------------------

            (i) The Average Actual Deferral Percentage for Eligible
                Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Eligible Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 1.25; or

           (ii) the Average Actual Deferral Percentage for Eligible
                Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Eligible Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 2, provided that the Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees does not exceed the Average Actual Deferral Percentage for Eligible Participants who are Non-Highly Compensated Employees by more than two (2) percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

        b. Definitions
           -----------

           For purposes of this Section 4.4, the following definitions shall apply:

            (i) "Actual Deferral Percentage" shall mean the ratio (expressed as a percentage) of pre-tax contributions and any qualified nonelective or qualified matching contributions made on behalf of the Eligible Participant for the Plan Year to the Eligible Participant's Compensation (as defined in subparagraph (v) below) for the Plan Year. Effective with the 1989 Plan Year, all percentages will be rounded to two decimal places.

           (ii) "Average Actual Deferral Percentage" shall mean the average (expressed as a percentage) of the Actual Deferral Percentages of the Eligible Participants in a group.

          (iii) "Eligible Participant" shall mean any Employee of the Employer who is otherwise eligible under the terms of the Plan to make Participant Contributions to his account for the Plan Year.

           (iv) "Family Member" shall mean an individual described in IRC
                Section 414(q)(6).

            (v) "Compensation" shall mean the definition set forth in IRC
                Sections 414(s)(1) and (2) and IRS Regulations Section 1.414(s)- 1T or such other alternative definitions set forth in the proposed regulations as long as used on a consistent basis. In addition, Compensation may be defined to be compensation while eligible for the Plan to the extent permitted by IRS Regulations and Notices under Section 401(k).

        c. Special Rules
           -------------

            (i) For purposes of this Article IV the Actual Deferral Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to make Participant Contributions, or receive Elective Deferrals allocated to his account under two or more plans described in IRC Section 401(a) or arrangements described in IRC Section 401(k) that are maintained by the Employer or an Affiliated Employer shall be determined as if all such contributions and Elective Deferrals were made under a single plan.

           (ii) In the event that this plan satisfies the requirements of IRC
                Section 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of IRC
                Section 410(b) only if aggregated with this plan, then this
                Section 4.4 shall be applied by determining the Actual Deferral Percentages of Eligible Participants as if all such plans were a single plan.

          (iii) For purposes of determining the Actual Deferral Percentage of an Eligible Participant who is a Highly Compensated Employee and is one of the top ten paid Employees of the Employer, the Participant Contributions and Compensation of such Participant shall include the Participant Contributions and Compensation of Family Members, and such Family Members shall be disregarded in determining the Actual Deferral Percentage for Eligible Participants who are Non-Highly Compensated Employees.

           (iv) If the requirements of subsection (a) above are expected not to be met, the Plan Administrator may, on a prospective basis, uniformly reduce the maximum allowed Participant Contribution, expressed as a percentage of Compensation of all Participants who are expected to be Highly Compensated Employees for that Plan Year. Alternatively, the Plan Administrator may reduce the maximum allowed Participant Contribution of the Officers of the Employer.

  4.5   Other Participant Contributions.  The Plan may accept rollover
        -------------------------------
contributions from a Participant or a plan to plan transfer of assets pursuant to Section 4.8 below.

  4.6   Maximum Participant Contributions.  No Participant shall be permitted to
        ---------------------------------
have pre-tax Participant Contributions made under this Plan during any calendar year in excess of the dollar threshold specified in IRC Section 402(g)(l) as indexed and adjusted by the Secretary of the Treasury ($9,500 in 1996). If the Plan Administrator determines that a Participant is in danger of reaching and/or exceeding the IRS contribution limit the Plan Administrator will cease further Participant Contributions.

  4.7   Distribution of Excess Participant Contributions.  If, for any Plan
        ------------------------------------------------
Year, a Participant who is a Highly Compensated Employee makes Participant Contributions in an amount which is included in income because it is in excess of the limitation for pre-tax contributions (as provided in IRC Section 401(k)(8)), the Plan Administrator shall distribute such excess contributions and any income attributable thereto no later than the last day of the following Plan Year to the Participant on whose behalf such excess contributions were made for the Plan Year. Such contributions shall first be returned from the unmatched portion of Participant Contributions and then from the matched portion. The Plan may use any reasonable method for calculating and allocating income to the excess amounts, including the discretion not to calculate such income for any gap period.

  4.8   Rollover Contributions and Plan to Plan Transfers.  Rollover
        -------------------------------------------------
contributions and plan to plan transfers may be permitted on the following basis:

        a. Rollover Contributions.  Each individual employed by the Employer may
           ----------------------
           apply in writing to the Committee on the form provided for that purpose to make a rollover contribution to the Trust Fund.

        b. Requirements.  The Committee may approve a rollover contribution only
           ------------
           if it satisfies the requirements for rollover contributions (if any) contained in the Trust Agreement.

        c. Inter-Plan Transfers.  Notwithstanding any other provisions hereof,
           --------------------
           the Employer may cause to be transferred to the Trust Fund all or any of the assets held (whether by a trustee, custodian, or otherwise) in respect of any other plan which satisfies the applicable requirements of Section 401(a) of the Code and which is maintained by the Employer for the benefit of any of the Participants. The transfer shall be permitted by the Code and shall not cause this Plan to become disqualified under Section 401(a) of the Code. Any assets so transferred shall be accompanied by written instructions from the Employer naming the persons for whose benefit such assets have been transferred and showing separately the respective contributions by the Employer and by the Participants and the current value of the assets attributed thereto.

        d. Allocation of Rollover Contributions.  Rollover contributions by
           ------------------------------------
           Participants will be allocated directly to a Rollover Account, established pursuant to subsection (e), upon the date of receipt of the rollover contribution.

        e. Establishment of Rollover Account.  The Plan Administrator will
           ---------------------------------
           establish for each individual employed by the Employer who applies to the Committee to make a rollover contribution and from whom the Committee requests the Trustee to accept such rollover contribution, a Rollover Account and will maintain a Pillsbury Rollover Account for each participant who had an account in the Pillsbury Thrift Plan. Earnings and losses on the investments in the account will be credited solely to that account and reinvested in the manner in which the account is invested, as provided in Section 6.5.

        f. Vesting of Rollover Account.  The interest of a Participant in his
           ---------------------------
           Rollover Account is non-forfeitable and fully vested.

        g. Withdrawals from the Rollover Account.  A Participant may, upon 30
           -------------------------------------
           days written notice to the Committee, make withdrawals from the balance of his Rollover Account as to amounts received from another plan qualified under Section 401(a) of the Code. No forfeitures will occur in any account solely as a result of a Participant's withdrawal from such Rollover Account.

        h. Certain Direct and Indirect Transfers of Assets.  This Plan will not
           -----------------------------------------------
           accept any transfer of assets from another plan or any assets contributed on behalf of any Participant if the Committee determines that this Plan would be a direct or indirect transferee of any other plan which is required by Section 401(a)(11) of the Code to provide payments in the form of a qualified joint and survivor annuity or a qualified pre-retirement annuity.

                       ARTICLE V. EMPLOYER CONTRIBUTIONS


  5.1   Matching Contribution.  The Employer will make Matching Contributions as
        ---------------------
follows:

        a. Basic Matching Contribution. The Employer will make a Basic
           ----------------------------
  Matching Contribution to the Employer Account of each Participant who made Participant Contributions throughout a payroll period in an amount equal to 25% of the first 5% of the Participant's Compensation contributed, not to exceed the lesser of $1,250 or 25% of the first 5% of a Participant's Compensation for the entire Plan Year.

        b. Supplemental Matching Contribution.  The Employer will make a
           ----------------------------------
  quarterly Supplemental Matching Contribution to be made after the end of each calendar quarter of the Plan Year to the Employer Account of each Participant who made Participant Contributions throughout that calendar quarter in an amount equal to 25% of the first 5% of the Participant's Compensation contributed, not to exceed the lesser of $1,250 or 25% of the first 5% of a Participant's Compensation for the entire Plan Year, provided,
                                                                     --------
  however, that the Supplemental Matching Contribution will be made only if the Adjusted Consolidated Pre-Tax Income of Employer for the period from the beginning of the Plan Year through the end of the calendar quarter equals or exceeds the budget target established by the Board of Directors.

        In the event that the Employer has no current or retained earnings or profits, no Matching Contribution shall be made. However, if the Employer has retained earnings or profits sufficient to make a partial contribution but not sufficient to make a full Basic or Supplemental Matching Contribution, the Employer may make a partial contribution.

        In the event that Matching Contributions are made on excess Participant Contributions and such excess Participant Contributions are returned, the Plan Administrator shall then determine what portion of the Matching Contributions are attributable to the excess Participant Contributions. The portion of the Matching Contributions attributable to the excess Participant Contributions shall be considered an "unjustified" Matching Contribution and shall be forfeited.

  5.2   Discretionary Contribution.  In addition to the Matching Contribution
        --------------------------
the Employer may in its discretion make a contribution each year to the Plan. The amount of any Discretionary Contribution will be determined by the Board of Directors at the end of the Plan Year. At the discretion of the Plan Administrator such contribution may be deemed a "qualified matching contribution" or a "qualified non-elective contribution" for purposes of the limitations set forth in Sections 4.4 and 5.3. Only those Non-Highly Compensated Employees who are actively employed and making Participant contributions at Plan Year end are eligible to receive a Discretionary Contribution. Discretionary Contributions shall be allocated pursuant to
Section 6.1c.

  5.3   Limitations on Employer Matching Contributions.  The Average
        ----------------------------------------------
Contribution Percentage of Participants shall meet the requirements of (i) or
(ii) of subsection (a) below:
        a. Average Contribution Percentage
           -------------------------------

            (i) The Average Contribution Percentage for Eligible Participants
                who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 1.25; or

           (ii) the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 2, provided that the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees does not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees by more than two (2) percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

        b. Definitions.  For purposes of this Section 5.3 the following
           -----------
           definitions shall apply.

            (i) "Average Contribution Percentage" shall mean the average
                (expressed as percentage) of the Contribution Percentages for the Eligible Participants in a group.

           (ii) "Contribution Percentage" shall mean the ratio (expressed as a percentage), of the Matching Contributions under the Plan plus any "qualified nonelective" or "qualified matching contribution" made by the Employer on behalf of an Eligible Participant for the Plan Year to the Eligible Participant's Compensation (as defined below) for the Plan Year.

          (iii) "Eligible Participant" shall mean any employee of the Employer who is otherwise eligible under the terms of the Plan to have Matching Contributions allocated to his account for the Plan Year.

           (iv) "Family Member" shall mean an individual described in IRC
                Section 414(q)(6).

            (v) "Compensation" shall mean the definition set forth in IRC
                Section 414(s)(1) and (2) and IRS Regulations Section 1.414(s)-

                1T or such other alternative definitions set forth in the proposed regulations as long as used on a consistent basis. In addition, "Compensation" may be defined to be compensation while eligible for the Plan to the extent permitted by IRS Regulations and Notices under Section 401(k).

        c. Special Rules
           -------------

            (i) For purposes of this Article V, the Contribution Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to receive Matching Contributions, allocated to his account under two or more plans described in IRC Section 401(a) or arrangements described in IRC Section 401(m) that are maintained by the Employer or an Affiliated Employer shall be determined as if all such contributions were made under a single plan.

           (ii) In the event that this plan satisfies the requirements of IRC
                Section 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of IRC
                Section 410(b) only if aggregated with this plan, then this
                Article V shall be applied by determining the Contribution Percentages for Eligible Participants as if all such plans were a single Plan.

          (iii) For purposes of determining the Contribution Percentage for an Eligible Participant who is a Highly Compensated Employee and is one of the top ten paid Employees of the Employer, the Matching Contributions, and Compensation, of such Participant shall include the Matching Contributions, and Compensation, for Family Members, and such Family Members shall be disregarded in determining the Contribution Percentages for Eligible Participants who are Non-Highly Compensated Employees.

           (iv) The amount of any excess aggregate contributions for a Highly Compensated Employee under a plan subject to the requirements of IRC Section 401(m) will be determined in the following manner: (1) the actual contribution ratio (ACR) of the Highly Compensated Employee with the highest ACR is reduced to the extent necessary to satisfy the actual contribution percentage test (ACP) or cause such ratio to equal the ACR of the Highly Compensated Employee with the next highest ratio; (2) this process is repeated until the ACP test is satisfied. The amount of excess aggregate contributions for a Highly Compensated Employee is then equal to the total of Employee, Matching and other contributions (if applicable) taken into account for the ACP test minus the product of the Employee's contributions ratio as determined above and the Employee's Compensation.

            (v) In the case of a Highly Compensated Employee whose
                ACR is determined under the family aggregation rules, the determination of the amount of excess aggregate contributions shall be made by using the leveling method described in Treasury Regulation Section 1.401(m)-1(e)(2) and the excess aggregate contributions are allocated among the family members in proportion to the contributions of each family member that have been combined.

  5.4   Permissible Types of Employer Contributions.  Payments on account of the
        -------------------------------------------
contributions due from the Employer for any year may be made in cash or in kind; except that assets may not be contributed if such contribution violates the prohibited transaction rules of IRC Section 4975, or the corresponding rules under ERISA Section 406, if applicable.

        The Matching Contributions to be invested in Employer Stock may be paid in cash, in shares of Employer Stock, a combination of cash and stock, or in other property acceptable to the Trustee.

  5.5   Time of Payment of Contributions.  All Participant Contributions made by
        --------------------------------
payroll deduction shall be paid to the Trustee no later than 90 days after they are withheld from pay. All corresponding Matching Contributions or Discretionary Contributions (if applicable) shall be made within the time period required for claiming such contributions as a deduction on the Employer's tax return.

  5.6   Distribution of Excess Aggregate Matching Contributions.  If for any
        -------------------------------------------------------
Plan Year a Participant who is a Highly Compensated Employee has aggregate Matching Contributions which are in excess of the limitation for such contributions (as provided in IRC Section 401(m)(6)(B)), the Employer shall distribute such excess aggregate Matching Contributions (to the extent such excess aggregate Matching Contributions are vested) and any income attributable thereto no later than the last day of the following Plan Year to the Participants on whose behalf such excess aggregate contributions were allocated for the Plan Year. Nonvested excess aggregate Matching Contributions shall be forfeited and allocated pursuant to Section 6.2. The Plan may use any reasonable method for calculating and allocating income to the excess amounts; including the discretion not to calculate such income for any gap period.

        In the event that multiple use of the alternative limitation occurs (the Average Actual Deferral Percentage and Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees each exceeds 1.25 of the Average Actual Deferral Percentage and Average Actual Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees), it shall be corrected by looking at the total contributions of all Highly Compensated Employees and reducing Matching Contributions as needed. Matching Contributions reduced for this purpose and any income attributable thereto will be distributed to Participants to the extent they are vested. Nonvested Matching Contributions that are reduced for this purpose are forfeited. Such Forfeitures shall be allocated pursuant to Section 6.1e.

                     ARTICLE VI. ADMINISTRATION OF ACCOUNTS


  6.1   Allocation of Contributions to Accounts.  As of the end of each
        ---------------------------------------
Valuation Date (or more frequently, as the Plan Administrator shall determine), contributions and gains or losses of the Trust Fund made during the allocation period shall be allocated as follows:

        a. Participant Contributions shall be allocated to the Participant Account of each Participant in the amount of pre-tax contributions made by such Participant during the allocation period.

        b. Matching Contributions shall be allocated to the Employer Account of each Participant in an amount based on the amount of Participant Contributions made during the allocation period as determined in accordance with Section 5.1.

        c. Discretionary Contributions shall be allocated at the end of the Plan Year in an equal amount to all Non-Highly Compensated Employees who are actively employed and making Participant Contributions as of that date.

        d. Gains and losses of the Trust Fund shall be allocated as set forth in
           Section 6.7.

  6.2   Allocation of Forfeitures.
        -------------------------

        a. Prior to January 1, 1990, all Forfeitures shall be allocated to the Employer Accounts of Participants actively employed on the reallocation date on the basis of the ratio of each Participant's Employer Account to the total value of all Participants' Employer Accounts.

        b. For the 1990 Plan Year, Forfeitures shall be allocated as follows:

           (i) Forfeitures resulting from Participants who have terminated employment shall be allocated to all Participants on the basis of the ratio of each Participant's Employer Account to the total value of the Employer Accounts of all Participants.

           (ii) Forfeitures resulting from unjustified Matching Contributions, nonvested excess aggregate contributions and nonvested Matching Contributions used to satisfy the multiple use test shall be used to reduce the amount of Matching Contributions to be made by the Employer.

        c. Effective January 1, 1991, all Forfeitures shall be used to reduce the amount of Matching Contributions to be made by the Employer.

  6.3   Investment of Participant Accounts.  At the time a Participant
        ----------------------------------
authorizes a payroll deduction of his Participant Contributions, he shall designate the investment of his contributions in the Equity Fund, the Balanced Fund, the Income Fund or the Money Market Fund. Contributions may be invested all in one of the Funds, or in 1% increments in more than one of the Funds. If a Participant makes no election, Participant Contributions shall be invested in the Money Market Fund. The Participant may designate all or a portion of his Participant Contributions to be invested in the Company Stock Fund effective with the first Entry Date following the date upon which a registration statement on Form S-8 (or other form designated by the Securities and Exchange Commission) relating to Employer Stock offered to Participants under the Plan has been declared effective.

        A Participant may change the investment of his prospective Participant Contributions effective as of any Valuation Date with at least 30 days written notice to the Plan Administrator. Future Participant Contributions to a Participant Account may be invested all in one Fund, or in 1% increments in more than one Fund.

        A Participant may change the investment of the balance in his Participant Account effective as of any Valuation Date with at least 30 days written notice to the Plan Administrator. The account balance may be invested all in one Fund, or in increments of 1% among the available Funds. Effective with the first Entry Date following the date upon which a registration statement on Form S-8 (or other form designated by the Securities and Exchange Commission) relating to Employer Stock offered to Participants under the Plan has been declared effective, the Participant may direct all or a portion of his Participant Account to be invested in the Company Stock Fund.

  6.4   Investment of Employer Accounts.  Employer Matching Contributions and
        -------------------------------
Discretionary Contributions made on or after the closing date of the initial public offering of the Company's common stock (September 6, 1989) shall be invested in the Company Stock Fund.

        A Participant's Employer Account attributable to Matching Contributions made before September 6, 1989 and Prior Thrift Plan Employer Contributions will be invested among the available Funds in accordance with the Participant's election as to the investment of his Participant Account made under Section 6.3.

        Beginning January 1, 1996, a Participant's Employer Account attributable to Matching Contributions made on and after January 1, 1996, will be invested among the available funds in accordance with the Participant's election as to the investment of his Participant Account made under Section 6.3.

  6.5   Investment of Rollover Accounts.  A Participant's Rollover Account,
        -------------------------------
including his Pillsbury Rollover Account, will be invested among the available Funds in accordance with the Participant's election as to the investment of his Participant Account made under Section 6.3.

  6.6   Investment by Trustee and Reasonable Rules.  Notwithstanding Sections
        ------------------------------------------
6.1 and 6.3, the Trustee may cause all contributions paid to it by the Employer and

Participants, and the income therefrom, without distinction between principal and income, to be held and administered in the Funds as instructed by the Employer, and the Trustee shall not be required to invest separately the accounts of any Participant. The Trustee may adopt reasonable rules for the administration of such Funds. The Trustee shall also have the authority to purchase Employer Stock on the open market, through privately negotiated transactions or through the Employer's issuance of treasury stock.

  6.7   Evaluation of Assets and Allocation of Changes.  The assets of each Fund
        ----------------------------------------------
will be evaluated as of each Valuation Date at their fair market value. The Employer Account, excluding Employer Accounts held in suspense or as Forfeitures, the Participant Account and the Rollover Account (if any) of each Participant shall be adjusted for any net appreciation or net depreciation in the assets of the Fund or Funds in which they are invested, and for any net income or net loss of the Fund for such year. Each account shall be credited or charged with the increase or decrease calculated above in proportion to the average value of each account to the total average value of accounts in that fund (Effective April 1, 1989 "average value" is defined to be the value of the account as of the last day of the previous Plan Quarter, less any withdrawals distributed since the end of the previous Plan Quarter, plus transfers, plus one-half of the Participant Contributions and Basic Matching contributions made to the account since the last Valuation Date but no less than zero).

  6.8   Limitation on Allocations to Each Participant.  Notwithstanding any
        ---------------------------------------------
other provision of this Plan, the maximum annual addition for any Plan Year ("limitation year") which can be made to any individual Participant's Employer and Participant Accounts, taken together, is the lesser of $30,000 (or such other figure as determined in accordance with the cost of living adjustment procedure of IRC Section 415(d)) or 25% of the Participant's annual compensation (as defined in Section 6.9). For purposes of this Section 6.8 the "annual addition" is the sum of the following amounts allocated to the accounts of the individual Participant for the Plan Year of the Trust:

        a. Employer contributions;

        b. Employee contributions; and

        c. Forfeitures.

        Amounts allocated, after March 31, 1984, to an individual medical account, as defined in IRC Section 415(l)(1), which is part of a defined benefit plan maintained by the Employer, are treated as annual additions. Also, amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee, as defined in IRC
Section 419A(d)(3), under a welfare benefit fund, as defined in IRC Section 419(e), maintained by the Employer, are treated as annual additions.

        In the event that it is determined that the annual addition to a Participant's Employer and Participant Accounts, taken together, for any Plan Year would be in excess of the limitations of this Section 6.8, such annual additions shall be reduced to the extent necessary to bring them within such limitations if necessary, in the following manner:

        a. If the excess allocation results fro m allocation of forfeitures, a reasonable error in estimating a Participant's annual compensation, or other limited facts and circumstances to which Regulation 1.415-6(b)(6) applies, then the excess amount to be allocated to the Participant's accounts shall be placed in a suspense account.

        b. If the Participant has not terminated service, then the amount in such suspense account shall be allocated to the Participant on the last day of each succeeding Plan Year until the funds in the suspense account have been completely reallocated, and allocations from such suspense account shall be used to reduce employer contributions for that Participant in the Plan Year in which such allocations are made.

        c. If the Participant terminates service before the amount in the suspense account has been reallocated, then the suspense account shall be allocated in the next Plan Year in accordance with Regulation Section 1.415-6(b)(6)(i). No investment gains and losses or other income shall be allocated to the suspense account.

        d. If the Participant terminates service before such allocation can be made, then the amount held in the suspense account shall be treated as a Forfeiture, and used to reduce Matching Contributions as set forth in Section 6.2.

        e. If the Plan terminates before such allocation can be made, then the amount held in the suspense account shall be allocated to the remaining Participants to the extent possible.

  6.9   IRC Section 415 Definition of Compensation.  For purposes of the
        ------------------------------------------
limitations of Sections 6.8 and 6.10, and, if applicable, Article IX, "compensation" shall mean the wages, salaries, and fees for professional services actually rendered in the course of employment with the Employer (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses), paid to or accrued by a Participant during a Plan Year, excluding the following:

        a. Employer contributions to a plan of deferred compensation which are not included in the Employee's gross income for the taxable year in which contributed or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

        b. Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

        c. Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

        d. Other amounts which received special tax benefits.

  6.10  Combination Defined Benefit and Defined Contribution Plan Limitations.
        ---------------------------------------------------------------------
If the Employer or an Affiliate maintains one or more defined benefit plans in addition to this Plan (and any other defined contribution plans) then for any Participant who is covered by another of the plans, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any year may not exceed 1.0.

        a. The "defined benefit plan fraction" for any year is a fraction:

           (i) the numerator of which is the projected annual benefit of the Participant under the defined benefit plan (determined as of the close of the year); and

           (ii) the denominator of which is the lesser of (1) the maximum dollar limit for such year under IRC Section 415(b) times 1.25, or (2) the amount determined under the percentage-of-compensation limit for such year times 1.4.

        b. The "defined contribution plan fraction" for any year is a fraction:

           (i) the numerator of which is the sum of the annual additions (as defined in IRC Section 415(c)(2)) to the Participant's Employer and Participant Accounts as of the close of the year; and

           (ii) the denominator of which is the sum for all years of the Participant's service with the Employer of the lesser for each year of (1) the maximum dollar limit under IRC Section 415(c) for such year times 1.25 or (2) the amount determined under the percentage-of-compensation limit for such year times 1.4.

        If the 1.0 limitation above is exceeded, the annual additions to the Participant's account in the defined benefit plan shall first be reduced to the extent necessary, as determined by the Plan Administrator, to prevent disqualification of the Plan. The Plan Administrator shall advise affected Participants of any additional limitations of their annual additions hereunder.

  6.11  Designation of Beneficiary.  Each Participant may designate from time to
        --------------------------
time in writing one or more Beneficiaries, who will receive the Participant's vested Accrued Benefit in the event of the Participant's death. If the Participant dies without having made a Beneficiary designation, the Trustee shall distribute such benefits in the following order of priority to the deceased Participant's: (a) spouse, (b) lineal descendants per stirpes and not
                                                            -----------
per capita, (c) parents, (d) brothers and sisters, or (e) estate.
- ----------

        A married Participant's spouse shall be the Participant's Beneficiary, unless the spouse consents in writing to the designation of a different Beneficiary. The consent of such spouse shall acknowledge the effect of the designation, and shall be witnessed by a plan representative or a notary public.

                              ARTICLE VII. VESTING


  7.1   Participant Account 100% Vested.  The Accrued Benefit in the Participant
        -------------------------------
Account, Rollover Account and the Pillsbury Rollover Account of an Employee shall be 100% vested at all times.

  7.2   Employer Account Vesting on Death, Retirement or Total and Permanent
        --------------------------------------------------------------------
Disability.  If a Participant's employment is terminated for death, Retirement,
- ----------
or for Total and Permanent Disability, 100% of the Accrued Benefit in his Employer Account shall vest in the Participant (or in his Beneficiary, as the case may be) and shall be distributed or set aside in accordance with the provisions of Article VIII.

  7.3   Employer Account Vesting on Termination.  If a Participant's employment
        ---------------------------------------
is terminated for any reason other than death, Retirement, or Total and Permanent Disability, the following percentages of the Accrued Benefit in the Employer Account of the Participant shall vest in the Participant and shall be distributed to or set aside for him in accordance with the provisions of Article
VIII:

                         Years of         Percentage
                    Continuous Service      Vested
                    ------------------      ------

                    Less than 1                0%
                    1 but less than 2         20%
                    2 but less than 3         40%
                    3 but less than 4         60%
                    4 but less than 5         80%
                    5 or more                100%

        The percentage of the Accrued Benefit of a Participant which is not vested as above provided shall become a Forfeiture as of the first day of the Plan Quarter following the Participant's Termination Date, and shall be allocated as set forth in Section 6.2. If reemployed, the Participant must repay the full amount of any distribution of their nonforfeitable benefit to restore the forfeited amount. Any such repayment must occur within a period equal to 60 consecutive months from his date of rehire.

  7.4   Vesting on Rehire.  If a Participant who is partially or fully vested in
        -----------------
his Employer Account terminates employment and is later rehired before incurring a Period of Severance for Vesting, the time period while not employed shall be
                                                                      -----
included in Continuous Service for Vesting. If the Participant is rehired after incurring a Period of Severance for Vesting, Continuous Service for Vesting shall include the period of service prior to severance, but not the time period
                                                            ---
while not employed.

        If an Employee terminates either before or after completing twelve (12) months of Continuous Service for Vesting, but before joining the Plan and is rehired before a Period of Severance for Vesting, the period while not employed shall be included in Continuous Service for Vesting. If the Employee is rehired
- -----
after incurring a Period of Severance for Vesting, Continuous Service for Vesting shall include the period of service prior to severance unless the Period
        -----
of Severance for Vesting exceeds sixty (60) consecutive months. In addition, Continuous Service for Vesting shall not include the time period while not
                                     ---
employed.

                     ARTICLE VIII. DISTRIBUTION OF BENEFITS


  8.1   Distribution of Accounts.  If a Participant's employment is terminated
        ------------------------
at any time for any reason, the vested balance in his Participant Account, Employer Account, and Rollover Account as of the Valuation Date coincident with or next following the employment termination date shall be distributed pursuant to the terms of this Article VIII.

  8.2   Distribution Upon Retirement or Total and Permanent Disability.  Upon
        --------------------------------------------------------------
Retirement or upon Total and Permanent Disability, a Participant shall receive payment in one (1) lump sum amount. Payment of a Participant's account balances shall be made in the following manner:

        a. Amounts invested in the Equity Fund, Balanced Fund, Income Fund or Money Market Fund shall be paid in cash.

        b. Amounts invested in the Company Stock Fund shall be paid in shares of Employer Stock, provided fractional shares may be paid in cash. A Participant may also elect to receive payment of his Employer Stock in cash. Effective May 1, 1990, if a Participant's accounts contain less than fifty (50) shares of Employer Stock, such shares shall be paid only in cash.

  8.3   Distribution Upon Death Prior to Retirement.  If a Participant's
        -------------------------------------------
employment is terminated due to death prior to his Retirement, the Participant's account balances shall be paid to his Beneficiary in one (1) lump sum amount as provided in Section 8.2 above. If any distribution of benefits commences before the Participant's death, the remaining interest shall be distributed to his Beneficiary at least as rapidly as under the method of distribution being used as of the date of the Participant's death.

  8.4   Distribution Upon Death After Retirement or Total and Permanent
        ---------------------------------------------------------------
Disability.  If a Participant entitled to receive or who is receiving a
- ----------
distribution pursuant to Section 8.2 should die prior to receiving the full distribution of benefits, any unpaid balance remaining at the time of his death shall be distributed to the Participant's Beneficiary. Distribution to the Beneficiary shall be paid in one (1) lump sum amount as provided in Section 8.2 as soon as reasonably practicable but in no event later than a period of five years from the date of the Participant's death.

  8.5   Distribution Upon Other Events.  If a Participant is entitled to receive
        ------------------------------
a distribution for any other event not set forth above, then such distribution shall be paid as provided in Section 8.2 based upon the Valuation Date coinciding with or next following such event and the vesting provisions set forth in Article VII. Such distribution shall be made as soon as practicable following the Valuation Date or as set forth in Section 8.7. If the amount of the Participant's Accrued Benefit is $3,500 or less, the Plan Administrator shall make an immediate distribution in one lump sum cash payment. If the amount of such distribution exceeds $3,500, however, distribution of the Participant's interest shall not be made without his consent prior to reaching age 62.

  8.6   Partial Distribution.  Upon termination of employment or other
        --------------------
distributable event and after completing the necessary forms, a Participant shall be entitled to receive a partial distribution of the vested balance in his accounts as soon as practicable after termination in accordance with nondiscriminatory procedures adopted by the Committee.

  8.7   Time for Distribution of Accounts.  If a Participant's employment is
        ---------------------------------
terminated for any reason, the vested balance in his accounts shall be distributed as provided in this Article VIII. However, unless otherwise provided in this Article VIII or elected by the Participant, distribution shall begin no later than 60 days after the end of the Plan Year in which occurs the latest of the following:

        a. the date on which the Participant attains age 65;

        b. the tenth anniversary of the year in which the Participant commenced participation in the Plan; or

        c. the Termination Date.

        Payment of the Participant's Accrued Benefit shall begin no later than April 1 of the calendar year following the year in which he attains age 70 1/2, whether or not he is still employed on that date in accordance with regulations under IRC Code 401(a)(9).

  8.8   Loans and Withdrawals.  No loans shall be made from the Plan to any
        ---------------------
Participant. Withdrawals shall be permitted pursuant to subsections a and b below and shall be distributed in cash. The amount of withdrawals made pursuant to subsections a and b below shall be based upon the Valuation Date immediately prior to distribution.

        a. In-Service Withdrawals.  A Participant may make a total or partial
           ----------------------
           withdrawal from his Prior Thrift Account. Provisions relating to the withdrawal of the Prior Thrift Plan contributions are set forth in Appendix A attached to this Plan. Each withdrawal shall be subject to a $50 withdrawal fee payable by the Participant.

        b. Hardship Withdrawal From Participant and Employer Accounts.  A
           ----------------------------------------------------------
           Participant may also be entitled to make a hardship withdrawal of an amount equal to the sum of his Participant Account as of December 31, 1988, Participant Contributions since that date, Rollover Contributions and vested Employer Contributions as set forth below. In order to make a hardship withdrawal from his accounts, a Participant must (1) have an immediate and heavy financial need; and
           (2) the withdrawal must be necessary to meet the need and the Participant cannot meet that need from any other source.

            (i) A Participant's financial need will be immediate and heavy and
                --------------------------------------------------------------
                deemed a hardship if it is for one of the following reasons:
                ------------------------------------------------------------

                A. medical expenses for the Participant, his spouse, or
                   dependents;

                B. purchase of the Participant's principal residence (but not regular mortgage payments);

                C. tuition for the next semester or quarter of post secondary education for the Participant, spouse, children, or dependents;

                D. preventing foreclosure on or eviction from the Participant's principal residence;

                E. impending bankruptcy upon proof of recommendation by a
                   professional expert in the field.

                Alternatively, the Employer may allow a Participant to demonstrate to the Employer an immediate and heavy financial need on a facts and circumstances basis. Such a determination will be made by the Employer on a case-by-case basis. The determination shall also be made in accordance with objective and non-discriminatory standards to be established by the Plan Administrator. Under the facts and circumstances standard, the need may be foreseeable or voluntarily incurred.

           (ii) A Participant's withdrawal will be deemed necessary to
                ------------------------------------------------------
                satisfy financial need if it meets all of the following
                -------------------------------------------------------
                criteria:
                ---------

                A. the Participant has already taken all other distributions and non-taxable loans available from all plans sponsored by the Employer; and

                B. the Participant demonstrates that other resources are not reasonably available. The Employer may rely on such representation to establish that the need cannot be met by reimbursement or compensation by insurance or otherwise; reasonable liquidation of the Participant's assets (not causing hardship); cessation of pre-tax Participant Contributions under the Plan; other distributions or non-taxable loans from Plans; or by borrowing from commercial sources on reasonable terms.

                C. the distribution is not in excess of the amount of the
                   financial need. Alternatively, the Employer may follow the Safe Harbor rules in the regulations under IRC Section 401(k) for determining that a withdrawal is necessary to satisfy the financial need.

  8.9   Direct Rollover.  Notwithstanding any provision of the Plan to the
        ---------------
contrary, that would otherwise limit a distributee's election under this section, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of any eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

        a. Eligible rollover distribution is any distribution of all or a portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more. An eligible rollover distribution also does not include any distribution to the extent such distribution is required under IRC Section 401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

        b. Eligible retirement plan is an individual retirement account described in IRC Section 408(b), or an annuity plan described in IRC
           Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

        c. Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in IRC Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

        d. Direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

  8.10  Buyback.  If a Participant receives a distribution from the Plan as a
        -------
result of ceasing to be an Employee, and is less than 100% vested as to his Employer Account at such time, he shall have the right when he again becomes an Employee to repay to the Plan all distributions he had received from it, under the following conditions:

        a. he becomes an Employee again before he has incurred a sixty (60) consecutive month Period of Severance for Vesting; and

        b. he makes such repayment within a sixty (60) consecutive month period from his date of rehire.

        If the Participant makes such repayment, the portion of his Employer Account which had been forfeited as a result of his ceasing to be an Employee shall be restored to his Employer Account. His account balance as of the date of restoration shall be the same as it was on the date of original distribution, without regard to any gains or losses which may have occurred in the Trust after the date of Forfeiture. The Participant shall then continue to vest in such restored account balance.

        If the Participant fails to make such repayment, his Continuous Service for Vesting after the distribution shall not be used to increase his vested percentage in his account balance accrued before the distribution.

        If a Participant returns to employment with the Employer after incurring a Period of Severance for Vesting, but before incurring a sixty (60) consecutive month Period of Severance for Vesting, and if the Participant had not received a distribution of the vested portion of his Employer Account (or if he was not yet vested in any of his Employer Account), he shall be treated as a Participant who has made a repayment of a distribution as set forth above.

  8.11  Inability to Locate Participant or Beneficiary.  If the Participant or
        ----------------------------------------------
Beneficiary to whom benefits are to be distributed cannot be located, and reasonable efforts have been made to find him, including the sending of notification by certified or registered mail to his last known address, the Plan Administrator may direct the Trustee to distribute the benefits in question to an interest bearing savings account in the Trust, established on behalf of the Participant or Beneficiary. Such funds shall be held in the segregated account for distribution to the Participant when located. If the Participant or Beneficiary has not been located for a period of one year from the date of termination of employment, the Plan Administrator shall notify the Social Security Administration pursuant to Section 1032 of ERISA.

  8.12  Distribution to Minor or Incompetent.  In case of any distribution to a
        ------------------------------------
minor or to a legally incompetent person, the Plan Administrator may direct the Trustee that the same be made for the benefit of such person to his legal representative or to some near relative of such person or that the Trustee shall use the same directly for the support, maintenance, or education of such person. The Trustee shall not be required to see to the application by any third party of any distributions made pursuant to this Article.

  8.13  Deferred Payment of Accrued Benefit.  Except as provided in Section 8.5,
        -----------------------------------
where the distribution of all or any portion of a Participant's Accrued Benefit is to be deferred, the deferred portion shall continue to be held and invested as an unsegregated account of the Trust Fund subject to revaluation as provided in Section 6.7; provided, however, that at the discretion of the Plan Administrator or the written request of a Participant or his Beneficiary, it shall be transferred to the Money Market Fund (as described in Section 2.27).

                    ARTICLE IX. TOP-HEAVY PLAN RESTRICTIONS


  The following restrictions shall apply if the Plan becomes a Top-Heavy Plan.

  9.1   Definitions.  For purposes of this Article IX, the following definitions
        -----------
        shall apply:

        a. Key Employee - an individual as defined in IRC Section 416(i)(1) and
           ------------
           Internal Revenue Service Regulation Section 1.416-1(T-12).

        b. Non-Key Employee - Any Employee who is not a Key Employee, including
           ----------------
           an Employee who was formerly a Key Employee but is not currently one.

        c. Determination Date - The last day of the preceding Plan Year, or of
           ------------------
           the current Plan Year, if the Plan was not in existence during the preceding year.

        d. Annual Compensation - an Employee's Compensation (as defined in
           -------------------
           Section 6.7) received from the Employer during the Plan Year, not to exceed $200,000. For each Plan Year during which the Plan is top-heavy, this $200,000 limitation shall apply for all Plan purposes.

        e. Valuation Date - the date as of which the Plan's assets and
           --------------
           liabilities are valued, as set forth in Section 6.5.

  9.2   Top-Heavy Plan.  The Plan is a Top-Heavy Plan with respect to any Plan
        --------------
Year in which it is not part of an aggregation group if, as of the most recent Valuation Date occurring within a 12-month period ending on the Determination Date applicable to such Plan Year, the total value of Accrued Benefits of Key Employees exceeds 60% of the Total Value of Accrued Benefits for all Participants. In any Plan Year in which the Plan is part of an aggregation group, the Plan will be a Top-Heavy Plan with respect to such Plan Year if on the applicable Determination Date(s), the Plan would be top-heavy as determined under Section 9.4.

        The present value of Accrued Benefits of any Participant shall be increased to reflect any distributions from the Plan with respect to such Participant during the five-year period ending on the Determination Date, and reduced to eliminate the value of certain rollover contributions included in such Accrued Benefit. The rollovers to be excluded are unrelated rollovers (both initiated by the Participant and made from a plan maintained by an employer not related to the Employer) which are accepted by the Plan after December 31, 1983. In addition, the present value of Accrued Benefits of any Participant shall be reduced to reflect the value of any qualified voluntary employee contributions made pursuant to IRC Section 219. However, any portion of the Accrued Benefit attributable to non-deductible Employee contributions (whether mandatory or voluntary) shall be included for purposes of determining top-heaviness.

        The Accrued Benefit of any Employee who has not received any Compensation from the Employer at any time during the five year period ending on Determination Date shall be disregarded for purposes of determining whether the Plan is Top-Heavy. However, if such Employee receiving no Compensation for such five year period, and then receives

Compensation from the Employer, such Employee's Accrued Benefit shall be included in the calculations for top-heaviness.

        A Key Employee in prior Plan Years who is not a Key Employee with respect to a current Plan Year shall be excluded entirely in computing the percentage in the first paragraph above.

  9.3   Restrictions.  The following restrictions shall apply if the Plan
        ------------
becomes a Top-Heavy Plan.

        a. Vesting.  A Participant of a Top-Heavy Plan shall have a
           -------
           nonforfeitable interest in his Accrued Benefit derived from Employer contributions as provided in Section 7.3.

           Accrued Benefit, for purposes of this subsection (a), shall include that portion of Accrued Benefits which the Participant earned during all prior Plan Years, whether or not the Plan was a Top-Heavy Plan during such prior Plan Years.

        b. Minimum Benefits.  With respect to any Plan Year during which the
           ----------------
           Plan is a Top-Heavy Plan, the Employer contribution on behalf of a Non-Key Employee shall not be less than the lesser of: (i) 3% of such Employee's Annual Compensation, or (ii) the percentage at which contributions are made (or required to be made) under the Plan (or any other defined contribution plan in the aggregation group) for the Plan Year, for the Key Employee for whom such percentage is highest for that Year. Subsection (ii) shall not apply if this Plan enables a defined benefit plan required to be included in the aggregation group to meet the requirements of IRC Section 401(a)(4) or 410.

           For purposes of this Subsection (b), Employer contributions attributable to a salary reduction or similar arrangement may be taken into account. The required contribution shall not be reduced for Employer contributions to Social Security, and shall be made even though, under other Plan provisions, a Participant would not otherwise be entitled to receive an allocation of contribution or would have received a lesser allocation for the Plan Year because of
           (i) his failure to earn the requisite number of Hours of Service;
           (ii) his failure to make mandatory contributions to the Plan; or
           (iii) his Compensation being lower than a stated amount. However, no contribution shall be made under this Section on behalf of a Non-Key Employee who has terminated service with the Employer as of the last day of the Plan Year under consideration. A Participant shall not forfeit such minimum contribution due to any withdrawal of mandatory contributions. The required contribution shall be made regardless of the absence of profits.

        c. Maximum Benefit Adjustments
           ---------------------------

            (i) An adjustment is to be made in calculating the maximum benefit and contribution limitations under IRC Section 415 if a Participant is a participant in a Top-Heavy defined benefit and defined contribution plan maintained by the Employer. Such adjustment shall be a reduction in the figure used as a multiplier pursuant to Subsections (e)(2)(B)(i) and (e)(3)(B)(i) of IRC Section 415 from 1.25 to 1.0.

           (ii) Paragraph (i) shall not apply in any Plan Year of a Top-Heavy Plan if the following conditions are satisfied with respect to such Plan Year:

                1. the sum of (A) the present values of Accrued Benefits for Key
                   Employees under the defined benefit plan and (B) account balances of Key Employees under the defined contribution plan, does not exceed 90% of such sum for all Participants;

                2. the minimum contribution percentage pursuant to Section
                   9.3(b) is increased from 3% to 4% and

                3. the minimum benefit accrual percentage of participants who are not Key Employees of the defined benefit plan is increased from 2% to 3%, adjusted, if necessary, in accordance with the IRC Section 416(c)(1). This Subsection
                   (3) shall not apply in the case of a defined benefit plan which terminated more than five years before the Determination Date.

          (iii) The adjustment otherwise required under paragraph (i) above shall not be applicable to any Participant if with respect to the particular Plan Year there are (1) no Accrued Benefits credited to such Participant under the defined benefit plan, and
                (2) no Employer contributions, forfeitures or voluntary non-deductible contributions allocated to such Participant under this Plan.

           (iv) In the case of any Top-Heavy Plan to which paragraph (i) above applies, the transitional rule set forth in IRC Section 415(e)(6)(B)(i) shall be applied by substituting "$41,500" for "$51,875."

  9.4   Plan Aggregations.  For purposes of determining top-heaviness, the
        -----------------
aggregation group shall include:

        a. each plan of the Employer in which a Key Employee is a participant;
           and

        b. each other plan of the Employer that allows a plan covering a Key Employee to meet qualification requirements under the coverage and anti-discrimination rules of IRC Sections 401(a)(4) and 410;

        c. each terminated plan described in (a) or (b) above maintained by the Employer during the five year period preceding the Determination Date; and

        d. at the option of the Employer, any other plan maintained by the Employer as long as the expanded aggregation group including such plan or plans continues to satisfy coverage and anti-discrimination rules of IRC Sections 401(a)(4) and 410.

        This Plan shall be a Top-Heavy Plan only if the sum of (i) the present value of Accrued Benefits for Key Employees, as determined under the provisions of this Article applicable to defined benefit plans, under all such plans included within the aggregation group, and (ii) the aggregate of the account balances of Key Employees, as determined under the provisions of this Article applicable to defined contribution plans, exceeds 60% of a similar sum determined for all participants in such plans.

        If the Plan becomes a Top-Heavy Plan, for Participants who are covered by both this Plan and a defined benefit plan of the Employer, the minimum benefit required shall be provided under the defined benefit plan and shall be offset by the benefits provided in this Plan. The Plan Administrator shall act pursuant to Internal Revenue Service Regulations in carrying out these provisions.

                      ARTICLE X. AMENDMENT AND TERMINATION


  10.1  Right to Suspend or Terminate Plan.  It is the present intention of the
        ----------------------------------
Employer to maintain the Plan throughout its corporate existence. Nevertheless, the Employer reserves the right, at any time, to discontinue or terminate the Plan, and to terminate the Employer's liability to make further contributions to this Plan. No such amendment shall increase the duties or responsibilities of the Trustee without its consent thereto in writing. In any event, the liability of the Employer to make contributions to this Plan shall automatically terminate upon its legal dissolution or termination, upon its adjudication as bankrupt, upon the making of a general assignment for the benefit of creditors, or upon its merger or consolidation with any other corporation or corporations if it is not the surviving corporation.

  10.2  Successor Corporation.  In the event of the termination of the liability
        ---------------------
of the Employer to make further contributions to this Plan, the Employer's liability may be assumed by any other corporation or organization which employs a substantial number of the Participants of this Plan. Such assumption of liability shall be expressed in an agreement between such other corporation or organization and the Trustee under which such other corporation or organization assumes the liabilities of the Plan with respect to the Participants employed by it. Such termination and assumption of liability shall not in itself be considered as a termination of the Plan.

  10.3  Amendment.  To provide for contingencies which may require the
        ---------
clarification, modification, or amendment of this Plan, the Employer reserves the right to amend this Plan at any time. The Employer, however, shall not have the right to amend this Plan in any way which would decrease a Participant's Accrued Benefit (as set forth in IRC Section 411(d)(6)). Each Participant having at least three years of Continuous Service for Vesting at the time of the adoption of any amendment changing any vesting schedule under the Plan shall have the right to elect at any time, but no later than 60 days after the earlier of (i) the end of the Plan Year for which the amendment is effective or (ii) the Termination Date of such Participant, to have his vested percentage computed under the Plan without regard to such amendment.

  10.4  Full Vesting on Termination of Plan.  Upon termination or partial
        -----------------------------------
termination of the Plan by formal action of the Employer or for any other reason, or if the Employer contributions to the Plan are permanently discontinued for any reason, there shall be vested 100% in each Participant directly affected by such action the amount allocated to the Employer Account of such Participant, and payment to such Participant shall be made as soon as practicable after liquidation of the assets of the Trust Fund. Any Forfeiture remaining after payment of the required company contribution has been made shall be reallocated among the Participant's Accounts prorated to the value in each.

  10.5  Plan Merger or Consolidation.  In the case of any merger or
        ----------------------------
consolidation with, or transfer of any assets or liabilities to, any other plan, each Participant in this Plan must be entitled to receive (if the surviving plan then terminated) a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if this Plan had terminated).

                           ARTICLE XI. MISCELLANEOUS


  11.1  Laws of California to Apply.  This Plan shall be construed according to
        ---------------------------
the laws of the State of California, except to the extent such laws are preempted by Federal law.

  11.2  Nonalienation of Benefits.  None of the benefits, payments, proceeds,
        -------------------------
claims, or rights of any Participant hereunder shall be subject to any claim of any creditor of the Participant, nor shall any Participant have any right to transfer, assign, encumber, or otherwise alienate, any of the benefits or proceeds which he may expect to receive, contingently or otherwise under this Plan. The foregoing shall not prevent the Plan from paying benefits in accordance with the requirements of a qualified domestic relations order, as defined in IRC Section 414(p).

  11.3  Right to Perform Alternative Acts.  In the event it becomes impossible
        ---------------------------------
for the Employer, the Plan Administrator or the Trustee to perform any act required by this Plan, then the Employer, the Plan Administrator or the Trustee may perform such alternative act which most nearly carries out the intent and purpose of this Plan. Such action shall be taken only in conjunction with an amendment to the Plan intended to correct such impossibility.

  11.4  Nonqualification of Plan.  If this Plan shall not be approved and
        ------------------------
qualified by the Internal Revenue Service as meeting the requirements of IRC
Section 401(a) and IRC Section 501(a) or if any amendment to the Plan is not subsequently approved by the Internal Revenue Service, the Employer may, at its election, either (a) cause the Trustee to return to the Employer any amounts previously contributed by the Employer to the Trust (prior to the date of the amendment, if applicable) and immediately terminate the Plan or (b) effect such amendments to the Plan as are necessary to obtain the approval and qualification of the Plan by the Internal Revenue Service.

        All contributions made to the Plan by the Employer are conditioned on deductibility of such contributions under IRC Section 404. To the extent that the deduction under IRC Section 404 for any year is disallowed, the contribution shall be returned to the Employer within one year after disallowance of the deduction.

        If a contribution is made by the Employer by a mistake of fact, the contribution shall be returned to the Employer within one year of the date of the deposit of such contribution.

        Amounts held in suspense pursuant to Section 6.8 shall be returned to the Employer upon a Plan termination, to the extent they cannot be allocated to Participants.

        Notwithstanding the above, earnings attributable to amounts described in paragraphs two and three of this Section 11.4 shall not be returned to the Employer; losses attributable to such amounts shall reduce the amounts returned.

  11.5  Agent for Service of Process.  The Plan Administrator is designated
        ----------------------------
agent to receive service of legal process on behalf of the Plan.

  11.6  Filing Tax Returns and Reports.  If the Trustee is not a corporate
        ------------------------------
fiduciary, the Plan Administrator shall prepare, or cause to have prepared all tax returns, reports and related documents, except as otherwise specifically provided in this Plan or unless the Employer provides to the contrary.

  11.7  Indemnification.  The Employer agrees to indemnify all Employees who act
        ---------------
on behalf of the Plan Administrator or who serve as Trustees, against all liability arising in connection with their duties under the Plan, except that this indemnification shall not include acts of embezzlement, or diversion of Trust Funds by the Employee, nor shall it include acts of gross negligence.

  11.8  Number and Gender.  When appropriate, the singular as used in this Plan
        -----------------
shall include the plural and vice versa, and the masculine shall include the feminine.

  IN WITNESS WHEREOF, the parties have executed this Plan on December_____, 1995.


                                       CHART HOUSE ENTERPRISES, INC.


                                       By:    /s/ JOHN M. CREED
                                              --------------------------------
                                              John M. Creed

                                       Title: Chairman, President and C.E.O.



                                       CHART HOUSE, INC.


                                       By:    /s/ JOHN M. CREED
                                              --------------------------------
                                              John M. Creed

                                       Title: Chairman, President and C.E.O.



                                       ISLANDS RESTAURANTS, INC.


                                       By:    /s/ JOHN M. CREED
                                              --------------------------------
                                              John M. Creed

                                       Title: Chairman and C.E.O.

                                   APPENDIX A

                            PRIOR THRIFT PLAN TERMS
                            -----------------------
                        EFFECTIVE BEFORE JANUARY 1, 1988
                        --------------------------------


        Definitions.  In addition to the definitions set forth in Article II of
        -----------
this document, the definitions below shall have the following meanings with respect to Appendix A.

        a. Basic Contribution.  "Basic Contribution" means a contribution made
           ------------------
           by a Participant to the Prior Thrift Plan equal to the first 2%, 3%, 4%, or 5% of a Participant's Compensation.

        b. Compensation.  "Compensation" shall have the meaning set forth in
           ------------
           Section 2.7 of this document with the exception of excluding contributions made to the IRC Section 125 plan.

        c. Supplemental Contributions.  "Supplemental Contributions" means a
           --------------------------
           contribution made by a Participant to the Prior Thrift Plan equal to the next 1%, 2%, 3%, 4%, or 5% of a Participant's Contribution in addition to his Basic Contributions.

        Employee Contribution.  On or before December 31, 1987, a Participant
        ---------------------
may elect to contribute by payroll deduction with respect to each payroll period an amount equal to 2%, 3%, 4%, 5%, 6%, 7%, 8%, 9%, or 10% of his Compensation with respect to that period.

        Employer Contribution.  On or before December 31, 1987, each Employer of
        ---------------------
a Participant who makes an Employee Contribution shall contribute to the Plan an amount out of current or retained earnings or profits equal to 50% of the first 5% of the Employee's Compensation made by the Participant for that payroll period, not to exceed the lesser of $2,500 or 50% of the first 5% of the Participant's Employee Compensation for the Plan Year.

        Statutory Limitations on Additions.  Notwithstanding any other
        ----------------------------------
provisions of the Plan, for each Plan Year the "annual addition" to a Participant's Account shall not exceed the lesser of (a) or (b) below:

        a. the maximum permissible dollar amount; or

        b. 25% of the Participant's Compensation for the Plan Year.

        For purposes of applying the above limits, the following conditions shall apply:

            (i) The term "annual additions" shall mean the sum of the Employee
                Contribution, Employer Contribution and Forfeitures allocated to the Participant's Account. Prior to January 1, 1987, annual additions exclude Employee Contributions less than 6% of Compensation.

           (ii) The initial maximum permissible dollar amount shall be $30,000. This limitation shall be adjusted automatically in accordance with regulations issued or to be issued by the Secretary of the Treasury as the corresponding limitation in
                Section 415(c)(1)(A) of the Code is adjusted for the cost of living in accordance with Section 415(d) of the Code.

          (iii) For purposes of this section only, the term "Compensation" shall have the definition set forth in Treasury Regulation
                Section 1.415-2(d).

           (iv) The limitations of this Section with respect to any Participant who at any time has been a Participant in any other qualified defined contribution plan maintained by the Employer shall apply as if the total contributions under all such defined contribution plans in which a Participant has participated were under one plan.

           If the above limitations would be exceeded in any Plan Year, the Committee shall take one (1) or more of the following actions prior to the end of the Plan Year (or within the time period permitted by regulations) to the extent necessary to prevent the limitations from being exceeded:

            (i) On or before December 31, 1987, discontinue or reduce the
                Participant's Supplemental Contribution for the remainder of the Plan Year;

           (ii) On or before December 31, 1987, instruct the Trustee to return all or a portion of the Participant's Supplemental Contribution made during the Plan Year;

          (iii) On or before December 31, 1987, discontinue or reduce the Participant's Basic Contribution;

           (iv) On or before December 31, 1987, instruct the Trustee to return all or a portion of the Participant's Basic Contribution made during the Plan Year;

            (v) Instruct the Employer to reduce or eliminate its Employer
                Contribution to the Participant's Account for the remainder of the Plan Year;

           (vi) Allocate amounts to other Participant's Accounts to the extent the limitations would not be exceeded. If this allocation would cause the limitations to be exceeded for all Participants, the unallocated excess amounts shall be placed in a suspense account. The value of the suspense account shall be allocated to all Participant's Accounts in succeeding Plan Years before any Employer Contribution, Employee Contribution or Participant Contribution which would be treated as an annual addition may be made to the Plan for any Plan Year in which the suspense account exists.

        Safe Harbor Rule.  On or before December 31, 1987, if a Participant's
        ----------------
Compensation for any Plan Year is such that he is among the highly compensated employees of the Employer (as defined in Section 414(q) of the Code), the Participant's Employee Contribution shall not exceed the maximum amount determined by the Employer to be acceptable so that the "average contribution percentage" (as defined in Section 401(m) of the Code) for the eligible highly compensated Employees does not exceed the greater of 125% of such percentage for the non-highly compensated Employees except that the "average contribution percentage" for the highly compensated Employees may be greater than 125% of the "average contribution percentage" of the non-highly compensated Employees, to a maximum of 200% of such "average contribution percentage" for the non-highly compensated Employees if the "average contribution percentage" of the highly compensated Employees does not exceed the "average contribution percentage" of the non-highly compensated Employees by more than two (2) percentage points. If a reduction is to be made to the Employee Contribution of any Participant among the highly compensated Employees, the Employer shall calculate the maximum "average contribution percentage" for such group pursuant to this section. The Employee Contribution of highly compensated Employees shall be reduced progressively to the highest uniform percentage of each such Participant's Compensation which the Employer, in its discretion, shall deem to be permissible to ensure that the "average contribution percentage" of such group does not exceed the maximum allowable percentage.

        Investment of Prior Thrift Account.  A Participant's Prior Thrift
        ----------------------------------
Account will be invested among the available Funds in accordance with the Participants election as to the investment of his Participant Account made under
Section 6.3 of this document.

        Vesting of Employee Contributions.  The amount of a Participant's Prior
        ---------------------------------
Thrift Account that is attributable to his Employee Contributions shall be fully vested at all times.

        Vesting of Employer Contributions.  The amount of a Participant's Prior
        ---------------------------------
Thrift Account that is attributable to the Employer Contributions shall become vested in the Participant in accordance with the following schedule:

                         Years of          Percentage
                    Continuous Service       Vested
                    ------------------     ----------

                    Less than 1                 0%
                    1 but less than 2          20%
                    2 but less than 3          40%
                    3 but less than 4          60%
                    4 but less than 5          80%
                    5 or more                 100%

          Vesting shall take place on the anniversary date of the earliest of the Participant's date of employment with the Employer or the Employer of the Pillsbury Thrift Plan. Upon termination of employment of a Participant prior to attaining Normal Retirement Date, Total and Permanent Disability, or death, the nonvested amounts to the credit of a Participant's Account shall be forfeited. Suspension of participation shall not interrupt the vesting schedule with respect to any portion of the amounts to the credit of a Participant's

Account. Participants under the Prior Plan are 100% vested in Employer Contributions made prior to January 1, 1986 under the Pillsbury Thrift Plan.

          Total Withdrawals from Prior Thrift Plan Contributions.  Upon written
          ------------------------------------------------------
notice to the Committee at least 30 days prior to the next succeeding Valuation Date, and on a form as approved by the Committee, a Participant shall be entitled to withdraw in cash all Basic Contributions, all Supplemental and the entire vested interest of the Employer Contributions and all accumulated income, gains, or losses attributable thereto allocated to those contributions as of that Valuation Date.

          A Participant's participation in the Thrift Plan shall be suspended upon the effective date of a Total Withdrawal for a period not less than 24 months. Any suspension of participation under the Thrift Plan prior to January 1, 1988 shall not prevent the Participant from making pre-tax participant contributions under Section 4.2 of the Plan.

          Partial Withdrawals from Prior Thrift Plan Contributions.  Upon
          --------------------------------------------------------
written notice to the Committee at least thirty (30) days prior to the next succeeding Valuation Date, and on a form as approved by the Committee, a Participant shall be entitled to withdraw up to a maximum of 75% of the value of all Basic and Supplemental Contributions to the Participant's account, including all accumulated income, gains, or losses allocated thereon, provided that as of the effective date of any partial withdrawal, the Employee shall have been a Participant in the Plan for at least two (2) complete years. Any partial withdrawal made pursuant to this subsection (c) shall be in a maximum amount no less than 25% of the value of the Basic and Supplemental Contributions portion of his account, including all accumulated income, gains, or losses allocated thereon.

          A Participant's participation in the Prior Thrift Plan shall be suspended upon the effective date of a partial withdrawal for a period of not less than 12 months. Any suspension of participation under the Prior Thrift Plan before January 1, 1988 shall not prevent the Participant from making pre-tax Participant Contributions under Section 4.2 of the Plan.


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